Exhibit 99.1

Presentations at CRT Conference

San Diego, California and Sydney, Australia (Tuesday, 24 February 2015, AEDT) — REVA Medical, Inc. (ASX: RVA) (“REVA” or the “Company”) is pleased to announce that Dr. Alexandre Abizaid, Director of Invasive Cardiology at Institute Dante Pazzanese of Cardiology, in Sao Paulo, Brazil, presented information regarding the Company’s bioresorbable scaffold program on Monday, February 23, 2015 at the Cardiovascular Research Technologies (CRT) 2015 conference. The conference is being held through February 24th at the Omni Shoreham Hotel in Washington, DC.

Dr. Abizaid is co-principal investigator for the Company’s FANTOM clinical trial program. The Fantom™ bioresorbable scaffold utilizes REVA’s advanced proprietary polymer that allows for thinner strut thickness and enhanced deliverability, while maintaining its unique ease-of-use properties including complete visibility under x-ray, expansion of the scaffold with one continuous inflation, no procedural time limitations, and standard storage and handling.

The FANTOM I clinical trial, which began enrolling patients with Fantom in December 2014, is being conducted at two clinical sites in Brazil and Poland to provide early clinical data on the device. In patients implanted to-date, the acute performance of the scaffold has been demonstrated, verifying the Company’s readiness to initiate a CE trial. The CE trial, named FANTOM II, is planned to begin enrollment this quarter. FANTOM II will enroll a minimum of 110 patients at multiple clinical sites in eight countries. The data from this trial is intended to be used in a CE mark application in mid-2016.

Dr. Abizaid also presented previously released information at the conference regarding the Company’s transition from its earlier generation scaffold ReZolve2 to the current Fantom scaffold.

The presentation materials delivered at the conference are attached hereto. A copy of these materials are also being filed with the U.S. Securities and Exchange Commission and posted under the Investor Relations section of REVA’s website at www.revamedical.com.

About REVA

REVA is a development stage medical device company located in San Diego, California, USA, that is focused on the development, testing, and eventual commercialization of its proprietary bioresorbable stents, which are called “scaffolds” because of their temporary nature. The Company’s scaffolds are currently in clinical studies and have been developed as an alternative to metal stents, which are small tube-like devices permanently implanted into an artery to treat coronary artery disease. Scaffolds provide restoration of blood flow, support the artery through the healing process, then disappear (or “resorb”) from the body over a period of time. This resorption allows the return of

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REVA Medical, Inc. – ASX Announcement

natural movement and function of the artery, a result not attainable with permanent metal stents. The Company’s initial intended commercial product, the FantomTM scaffold, has been designed to offer distinct ease-of-use features including complete scaffold visibility under x-ray, expansion with one continuous inflation, and no procedural time limitations. REVA will require successful clinical trial results and regulatory approval before it can commercialize Fantom or any other products.

Forward-Looking Statements

This announcement contains or may contain forward-looking statements that are based on management’s beliefs, assumptions and expectations and on information currently available to management. All statements that are not statements of historical fact, including those statements that address future operating performance and events or developments that we expect or anticipate will occur in the future, are forward-looking statements, such as those statements regarding our ability to obtain regulatory approvals, timely and successfully complete our clinical trials, protect our intellectual property position, commercialize our products if and when approved, develop and commercialize new products, and estimates regarding our capital requirements and financial performance, including profitability. You should not place undue reliance on these forward-looking statements. Although management believes these forward-looking statements are reasonable as and when made, forward-looking statements are subject to a number of risks and uncertainties that may cause our actual results to vary materially from those expressed in the forward-looking statements, including the risks and uncertainties that are described in the “Risk Factors” section of our Annual Report on Form 10-K filed with the United States Securities and Exchange Commission (the “SEC”) on March 17, 2014, and as updated in our periodic reports since then. Any forward-looking statements in this announcement speak only as of the date when made. REVA does not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

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+61 2 9237 2800

2

REVA Medical Clinical Program Alexandre Abizaid, MD, PhD, FACC Instituto Dante Pazzanese de Cardiologia Sao Paulo, Brazil

Alexandre Abizaid, MD, PhD, FACC Research Grants and Advisory Board: REVA Medical, Inc.

Key Scaffold Features Complete scaffold visibility under x-ray Radial strength at 125 micron strut thickness Single-step continuous inflation Clinically significant expansion range No procedural time limitations Vasomotion restoration < one year No special storage or handling Fantom™ Sirolimus-Eluting Bioresorbable Scaffold Fantom Made from Proprietary Biocompatible Desaminotyrosine-Derived Polycarbonate Deliverability Vessel Patency Visibility

Fantom Has a Low Crossing Profile Effect of Strut Thickness on Crossing Profile A small reduction in strut thickness achieves a significant decrease in profile and enables improved deliverability PLLA Scaffold Profile = 1.4 mm (.055”) Fantom Scaffold Profile <1.27 mm (.050”) A Small Change has a Big Impact

Fantom Maintains Radial Strength With Reduced Strut Thickness Advanced polymer properties enable reduced strut thickness while maintaining radial strength

Fantom is Completely Visible Under X-Ray Fantom’s complete visibility under standard fluoroscopy increases confidence during the procedure Precise scaffold placement Accurate lesion coverage Confirmation of apposition to vessel wall Reduces need for IVUS catheter use No permanent metal markers left behind Fantom is the only completely visible bioresorbable scaffold (Iodine bound to polymer) Absorb Fantom Xience Fantom

Fantom Enables Standard Implant Procedure Single-step inflation directly to intended diameter No need for intermediate inflation steps Post-dilation without compromise Substantial expansion safety margin Able to adjust for vessel taper Ease of use and substantial safety margin 3.0mm Nominal Device Polymer enables expansion to > 4.8mm without fracture

Fantom Offers Optimal Degradation Profile Greater than 80% degradation within one year Restoration of natural vasomotion Eliminates undesirable shear stress induced by a permanent implant

Initiated December 2014 Protocol allows for enrollment of up to 10 patients Two clinical sites Acute Performance Successfully Verified Fantom Clinical Program FANTOM I Pilot Study

JFM 891737 PRE balloon pre balloon post device POST POST POST

FPN 840007 PRE balloon pre balloon post device POST POST POST

Study Overview Clinical trial initiation: in-process Enrollment of up to 110 patients Multiple clinical sites in eight countries Basic Inclusion Criteria Stable patients: no ACS patient De novo lesions in native coronary arteries Reference vessels 2.5 mm and 3.5 mm Lesion length 20 mm by visual estimate Visually estimated stenosis of 40% after predilation Fantom Study Device 4 sizes: 2.5x18, 2.5x24, 3.0x18, 3.0x24 Fantom Clinical Program FANTOM II CE Trial Initial Fantom trial data to be presented at EuroPCR 2015

The REVA Program Update & Lessons Learned Alexandre Abizaid, MD, PhD, FACC Instituto Dante Pazzanese de Cardiologia Sao Paulo, Brazil

Alexandre Abizaid, MD, PhD, FACC Research Grants and Advisory Board: REVA Medical, Inc.

1998: Company founded around novel steel slide & lock design For minimal recoil 2002: Initiated development of tyrosine-derived polycarbonate polymer Rutgers University Foundation for REVA’s distinctive attributes for polymer scaffolds 2003: 100% effort on bioresorbable scaffolds 2007 to 2012: ReZolve slide & lock bioresorbable scaffold program 2014: Transition to Fantom™ REVA’s Technology History

ReZolve2 (Slide & Lock) Sirolimus-Eluting Bioresorbable Coronary Scaffold Proprietary Polymer Desaminotyrosine-derived polycarbonate Biocompatible X-ray visible Broad degradation tunability Standard handling (not temp sensitive, no refrig.) High Performance Design Traditional inflation (not stepped) Radial strength Expansion to higher diameters without breaking Ability to conform to vessel shape ReZolve2 ReZolve2 Metal Drug-Eluting (Sirolimus) Radiopaque Strong and Resilient Polymer Unique Slide & Lock Design

3.0 mm x 18 mm Study treatment range: 2.75 mm to 3.3 mm Post-dilation up to 3.9 mm 6 Fr. profile 80g Sirolimus Fully radiopaque Rapid exchange delivery system Balloon expandable No special storage or handling ReZolve2 Device Specifications

ReZolve2 Clinical Program ReZolve2 Sirolimus-Eluting Bioresorbable Coronary Scaffold Trail initiated March 2013 Enrolled 112 patients Primary endpoint(s): Freedom from ischemic-driven target lesion revascularization at 6 months Quantitative measurements at 9 or 12 months (QCA/IVUS) – Based upon cohort assignment

 ReZolve2 was elegantly designedbut Slide & Lock design required relatively thicker strut segments Up to 230 microns in locking sections A scaffold designed to achieve -0- recoil is not necessary Higher than expected MACE: 12 Month results at EuroPCR REVA polymer advancements enabled increased design options Physician’s demands for ease-of-use are increasing More deliverable and lower profile devices Devices that utilize standard inflation techniques Devices that can be visualized more readily Transition to Fantom

Key Scaffold Features Complete scaffold visibility under x-ray Radial strength at 125 micron strut thickness Single-step continuous inflation Clinically significant expansion range No procedural time limitations Vasomotion restoration < one year No special storage or handling Fantom™ Sirolimus-Eluting Bioresorbable Scaffold Fantom Made from Proprietary Biocompatible Desaminotyrosine-Derived Polycarbonate Deliverability Vessel Patency Visibility

Initiated December 2014 Protocol allows for enrollment of up to 10 patients Two clinical sites Acute Performance Successfully Verified Fantom Clinical Program FANTOM I Pilot Study

JFM 891737 PRE balloon pre balloon post device POST POST POST

FPN 840007 PRE balloon pre balloon post device POST POST POST

Study Overview Clinical trial initiation: in-process Enrollment of up to 110 patients Multiple clinical sites in eight countries Basic Inclusion Criteria Stable patients: no ACS patient De novo lesions in native coronary arteries Reference vessels 2.5 mm and 3.5 mm Lesion length 20 mm by visual estimate Visually estimated stenosis of 40% after predilation Fantom Study Device 4 sizes: 2.5x18, 2.5x24, 3.0x18, 3.0x24 Fantom Clinical Program FANTOM II CE Trial Initial Fantom trial data to be presented at EuroPCR 2015

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